UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 17, 2002
                                 Date of report
                         -------------------------------
                        (Date of earliest event reported)


                             MILESTONE CAPITAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Colorado                 033-15096-D                 84-1111224
 -----------------------------   -------------------          -----------------
(State or other jurisdiction of (Commission File No.)        (IRS Employer
 incorporation or organization)                              Identification No.)



                                 39 Plymouth St.
                           Fairfield, New Jersey 07004
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (973) 808-5770
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

     On May 6, 2002, the Registrant engaged the accounting firm of J.H. Cohn LLP as its independent auditors to audit the Registrant's financial statements for its fiscal year ending December 31, 2002. The engagement of new independent auditors was approved by the Board of Directors of the Registrant. The Company dismissed its former independent auditors, Angell & Deering effective with the appointment of J.H. Cohn LLP as of May 3, 2002.

     Prior to the engagement of J.H. Cohn LLP, management of the Registrant did not consult with J.H. Cohn LLP regarding the application of accounting principles or related to the type of audit opinion that might be rendered.

     During the fiscal years ending December 31, 2000 and 2001 and during the subsequent interim period preceding the date of dismissal, there were no disagreements with Angell & Deering on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused Angell & Deering to make reference in their report to such disagreements if not resolved to their satisfaction.

     Angell & Deering's reports on the financial statements for the fiscal years ending December 31, 2000 and 2001 and during the subsequent interim period preceding the date of dismissal, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Based upon the registrant's most recent Form 10-KSB, the report of the former accountants was unqualified and contained a fourth explanatory paragraph describing going concern contingencies.

     The Registrant has provided Angell & Deering with a copy of this disclosure and has requested that Angell & Deering furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the aforementioned letter is attached as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               16   Former Accountants Letter

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MILESTONE CAPITAL, INC.


                                            By:  /s/  Charles J. DeMory
                                               --------------------------------
                                                      Charles J. DeMory
                                                      President & Chief
                                                      Executive Officer
Date: May 17, 2002

                                  EXHIBIT INDEX



Exhibit  No.            Description of Exhibit
------------            ----------------------

    16                  Former Accountants Letter